SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2003

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-33001	77-0154833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Industrial Road, San Carlos, California	94070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 802-0400

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

On June 3, 2003, Natus Medical Incorporated (the “Company”) issued a press release regarding the appointment of Steven J. Murphy as vice president, finance and the resignation of Glenn A. Bauer, its chief financial officer. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release dated June 3, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

Dated: June 9, 2003	By:	/s/ Tim C. Johnson
Tim C. Johnson President, Chief Executive Officer and Chief Operating Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press release dated June 3, 2003.